UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 12, 2013

Coeur Mining, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of

incorporation or organization)

1-8641

(Commission

File Number)

82-0109423

(IRS Employer

Identification No.)

505 Front Ave., P.O. Box I

Coeur d’Alene, Idaho, 83816

(Address of Principal Executive Offices)

(208) 667-3511

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

As previously reported, on January 29, 2013, Coeur Mining, Inc. (the “Company”) issued $300 million aggregate principal amount of 7.875% Senior Notes due 2021 (the “Notes”), which are guaranteed on a senior unsecured basis by certain of the Company’s subsidiaries (the “Subsidiary Guarantors”). In connection with the issuance of the Notes, the Company and the Subsidiary Guarantors agreed to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”) with respect to an offer to exchange the Notes and related guarantees for registered notes and guarantees with substantially identical terms.

In connection with the Registration Statement, the Company is filing this Current Report on Form 8-K for the purpose of including certain condensed consolidating financial information required by Rule 3-10 of Regulation S-X. To provide this information, the Company is amending (i) Item 8 of Part II (Financial Statements and Supplementary Data) of its Annual Report on Form 10-K for the year ended December 31, 2012 (the “2012 Form 10-K”) to include Note 26 and (ii) Item 1 of Part I (Financial Statements) of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 (the “June 2013 Form 10-Q”) to include Note 21.

As this Current Report on Form 8-K is being filed only for the purpose described above, and only affects the Items specified above, the other information in the Company’s 2012 Form 10-K and June 2013 Form 10-Q remains unchanged. No attempt has been made in this Current Report on Form 8-K to modify or update disclosures in the Company’s 2012 Form 10-K or June 2013 Form 10-Q except as described above. This Current Report on Form 8-K does not reflect events occurring after the filing of the Company’s 2012 Form 10-K or June 2013 Form 10-Q or modify or update any related disclosures. Information in the Company’s 2012 Form 10-K or June 2013 Form 10-Q not affected by this Current Report on Form 8-K is unchanged and reflects the disclosures made at the time of the filings. Accordingly, this Current Report on Form 8-K should be read in conjunction with the Company’s 2012 Form 10-K and June 2013 Form 10-Q and the Company’s other filings made with the SEC subsequent to the filings of the original reports.

Item 9.01.	Financial Statements and Exhibits

(d)	List of Exhibits

Exhibit No.	Description

23.1	Consent of KPMG, Independent Registered Public Accounting Firm.

99.1	Item 8 of Part II to the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 revised only to reflect certain condensed consolidating financial information of Subsidiary Guarantors and non-guarantors.

99.2	Item 1 of Part I to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 revised only to reflect certain condensed consolidating financial information of Subsidiary Guarantors and non-guarantors.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema.

101.CAL	XBRL Taxonomy Extension Calculation.

101.DEF	XBRL Taxonomy Extension Definition.

101.LAB	XBRL Taxonomy Extension Label.

101.PRE	XBRL Taxonomy Extension Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR MINING, INC.

Date: September 12, 2013	By:	/s/ Peter C. Mitchell
	Name:	Peter C. Mitchell
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of KPMG, Independent Registered Public Accounting Firm.

99.1	Item 8 of Part II to the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 revised only to reflect certain condensed consolidating financial information of Subsidiary Guarantors and non-guarantors.

99.2	Item 1 of Part I to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 revised only to reflect certain condensed consolidating financial information of Subsidiary Guarantors and non-guarantors.